SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

32.                               SUBSEQUENT EVENTS

On December 21, 2012, the board of directors of the Company approved a share repurchase plan to authorize the Company to repurchase its ADS from the open market. The Company subsequently repurchased  a total 2,703,921 ADS with a total cash consideration of $7,745 up to April 23, 2013. In addition, the Company also prepaid $3,642 to Morgan Stanley to repurchase 1,269,840 ADSs, which equal to total consideration for repurchase of ordinary shares at the exercise price less premium for the call options up to April 2013.

On February 1, 2013, the Company made an additional investment in JMOOP with a total cash consideration of $20,000.

In February 2013, the Company sold 1,257,264 ADS it held in a listed company for total net proceeds of $22,378.

In March 2013, the Company granted 168,000 restricted shares to its employees and granted 9,867,000 share options to its executive officers and employees with the exercise price of $0.983 per share, where 25% of the options and restricted shares will be vested on March 22, 2014 and 1/36 of the remaining 75% will be vested at each calendar month subsequent to the first anniversary of the vesting commencement date through the end of the fourth year. The Group is in the process of determining the fair value of the options on the grant date.

On April 1, 2013, Link224 Inc. granted 11,630,000 share options under its 2013 share incentive plan to its executive officers, non-executive directors and employees with the exercise price of $0.01 per share, where 25% of the options will be vested on December 31, 2013 and 1/36 of the remaining 75% will be vested on the last day of each calendar month subsequent to January 1, 2014. The Group is in the process of determining the fair value of the options on the grant date.